UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 9, 2021 (December 7, 2021)

Proterra Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39546	98-1551379
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1815 Rollins Road
Burlingame, California 94010
(Address of registrant’s principal executive offices, and zip code)
(864) 438-0000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PTRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 9, 2021, Proterra Inc (the “Company”) announced several planned changes to its management team, effective as of January 1, 2022, as well as certain modifications to its non-employee director compensation, each as described in more detail below.

Retirement of John J. Allen as CEO

On December 7, 2021, John J. Allen submitted, and the Board of Directors (the “Board”) of the Company accepted, his resignation as the Chief Executive Officer and President of the Company and the Chief Executive Officer of Proterra Operating Company, Inc. (“Proterra Operating Co.”), effective at the end of the day on December 31, 2021. Mr. Allen is expected to continue to serve as the Chairman of the Board following his retirement.

There are no disagreements between Mr. Allen and the Company or the Board.

Resignation of Ryan C. Popple as Director

On December 7, 2021, Ryan C. Popple submitted, and the Board accepted, his resignation as a director of the Company, effective on January 1, 2022. Mr. Popple does not hold any other positions with the Company, and does not participate in any committee of the Board.

There are no disagreements between Mr. Popple and the Company or the Board.

Appointment of Gareth T. Joyce as CEO and Director

On December 7 2021, the Board appointed Gareth T. Joyce, age 48, currently serving as the President of Proterra Operating Co., to succeed Mr. Allen and serve as the Chief Executive Officer and President of the Company and its subsidiaries, effective as of January 1, 2022, following the retirement of Mr. Allen.

In connection with his appointment, the Company has entered into an employment agreement with Mr. Joyce, effective as of January 1, 2022, which outlines his duties and responsibilities, compensation terms, along with other provisions including, but not limited to rights to receive a payment under certain circumstances if there is a change in control of the Company. In connection with his appointment to Chief Executive Officer and President of the Company, Mr. Joyce will receive a salary increase from $450,000 to $500,000 in base salary, and his bonus target under the Company’s Key Employee Incentive Plan will increase from 75% to 125% of his base salary. The agreement also provides that the Company will recommend to the Board or the compensation committee of the Board that Mr. Joyce be eligible in fiscal 2022 for an equity incentive award under the Company’s 2021 Equity Incentive Plan of $3,000,000 in value on the date of grant, with four year ratable vesting.

Additionally, on December 7, 2021, the Board appointed Mr. Joyce to the Board to fill the vacancy that will be created by Mr. Popple’s resignation, effective as of Mr. Popple’s resignation. Mr. Joyce will serve as a Class II Director and is expected to stand for election to the Board at the Company’s annual meeting of stockholders in 2023.

There are no arrangements between Mr. Joyce and any other person pursuant to which he was selected to become the Chief Executive Officer and President of the Company. Mr. Joyce does not have any family relationship with any executive officer or director of the Company, or with any person selected to become an officer or director of the Company. Neither Mr. Joyce nor any member of his immediate family has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Joyce has served as the President of Proterra Operating Company since September 2021, and prior to that time Mr. Joyce had served as President of Proterra Powered and Energy, a business unit of Proterra Operating Co., since November 2020. Mr. Joyce previously worked at Delta Air Lines, Inc., an international airline company, serving as President of Delta Cargo between April 2016 and March 2020, Senior Vice President for Airport Customer Services between February 2017 and March 2020, and as Chief Sustainability Officer from March 2020 until November 2020. Mr. Joyce has served on the board of directors of Compass Minerals International Inc. since October 2021, and has also served as a Board Member for DAL Global Services, LLC, doing business as Delta

Global Services (now unifi). Previously, Mr. Joyce served as President and Chief Executive Officer of Mercedes-Benz Canada Inc. in 2016, having formerly served as Vice President of Customer Services at Mercedes-Benz USA, LLC between 2012 and 2016, Vice President of Customer Services at Mercedes-Benz Cars Nederland B.V. between 2009 and 2012, and Vice President of Customer Service at Mercedes-Benz South Africa Ltd. between 2007 and 2009, and before that as Senior Technical Manager and a Divisional Manager for the same organization. Mr. Joyce has served on the board of directors of Compass Minerals, a global provider of essential minerals, since October 2021. Mr. Joyce has served on the board of directors of the American Cancer Society, a voluntary organization, since 2016.

Resignation of Andrew J. Cederoth as Interim CFO
On December 7, 2021, Andrew J. Cederoth submitted, and the Board accepted, his resignation as the Interim Chief Financial Officer of the Company, effective at the end of the day on December 31, 2021.

There are no disagreements between Mr. Cederoth and the Company or the Board.

Appointment of Karina Franco Padilla as CFO

On December 7, 2021, the Board appointed Karina Franco Padilla, age 48, as the Chief Financial Officer of the Company and its subsidiaries, effective as of January 1, 2022, following the resignation of Mr. Cederoth.

In connection with her appointment, the Company has entered into an employment agreement with Ms. Padilla, which provides that her employment will commence no later than January 3, 2022 and outlines her duties and responsibilities, compensation terms, along with other provisions including, but not limited to, rights to receive a payment under certain circumstances if there is a change in control of the Company. In connection with her appointment to Chief Financial Officer of the Company, Ms. Padilla will receive an annual base salary of $425,000, a bonus target under the Company’s Key Employee Incentive Plan of 75% of her base salary and a signing bonus of $250,000. Pursuant to the agreement, the Company intends to make Ms. Padilla a Restricted Stock Unit (“RSU”) award under the Company’s 2021 Equity Incentive Plan of $585,000 in value on the date of grant with four-year ratable vesting. The agreement also provides that the Company will recommend to the Board or the compensation committee of the Board that Ms. Padilla be eligible in fiscal 2022 for an equity incentive award under the Company’s 2021 Equity Incentive Plan of $800,000 in value on the date of grant, with four year ratable vesting.

There are no arrangements between Ms. Padilla and any other person pursuant to which she was selected to become the Chief Financial Officer of the Company. Ms. Padilla does not have any family relationship with any executive officer or director of the Company, or with any person selected to become an officer or director of the Company. Neither Ms. Padilla nor any member of their immediate family has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Prior to joining the Company, Ms. Padilla served as Senior Vice President of Finance, North America Chief Financial Officer at JELD-WEN Holding, Inc. At JELD-WEN, Ms. Padilla also served as Senior Vice President of Finance, Corporate Planning & Analysis and Investor Relations. Prior to joining JELD-WEN, Ms. Padilla also held leadership positions at Ingersoll Rand, including as Interim CFO of the Latin America business unit and Vice President of Finance, Corporate Planning & Analysis, and at Dell Technologies, including as Director of Investor Relations and CFO of the Mexico, Central America and Caribbean business unit. Ms. Padilla holds a Bachelor of Business Administration Accounting from the University of Texas at Austin and Master of Business Administration from St. Mary’s University. She is a certified public accountant.

Appointment of Mary Louise Krakauer as Director
On December 7, 2021, the Board increased the size of the Board from nine to ten directors, effective on January 1, 2022 (the “Board size increase”), and appointed Mary Louise Krakauer to fill the vacancy that will be created as a result of the Board size increase, effective January 1, 2022. Ms. Krakauer will serve a Class I Director and is expected to stand for election to the Board at the Company’s annual meeting of stockholders in 2022. Ms. Krakauer is expected to serve on the compensation committee of the Board.

There are no arrangements between Ms. Krakauer and any other person pursuant to which she was selected to become a director of the Board. Ms. Krakauer does not have any family relationship with any executive officer or director of the Company, or with any person selected to become an officer or director of the Company. Neither Ms. Krakauer nor any member of her immediate family has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Krakauer has served as a director on the board of directors of Mercury Systems, Inc., since July 2017, on the board of directors of Xilinx, Inc., since November 2017, and on the board of directors of DXC Technology Co, since March 2018. Ms. Krakauer retired as the Executive Vice President, Chief Information Officer of Dell Corporation in January 2017, where she had been responsible for global IT, including all operations and integration activity. She served as the Chief Information Officer and EVP, Global Business Services of EMC Corporation in 2016. Prior to that she served as EVP, Business Development, Global Enterprise Services for EMC Corporation during 2015 and as Executive Vice President, Global Human Resources for EMC Corporation from 2012 to 2015, where she was responsible for executive, leadership, and employee development, compensation and benefits, staffing, and all of the people-related aspects of acquisition integration. Previously, she held leadership roles in the services businesses at EMC Corporation, Hewlett-Packard Corporation, Compaq Computer Corporation, and Digital Equipment Corporation. Ms. Krakauer brings to the Board significant managerial and operational experience as a result of the various senior positions she has held.

Modifications to Non-employee Director Compensation

On December 7, 2021, the Board approved modifications to the Company’s non-employee director compensation policy, effective as of December 7, 2021. The non-employee director compensation policy is designed to align compensation with the Company’s business objectives and the creation of stockholder value, while enabling the Company to attract, retain, incentivize and reward directors who contribute to the long-term success of the Company.

Pursuant to the policy, as modified, each new non-employee director will be granted RSUs under the 2021 Equity Incentive Plan covering shares with a value equal to $250,000 at the time of grant (the “Initial Award”). Initial Awards will vest ratably over four years from the director’s first day of service, subject to continued service on each applicable vesting date, and will be settled and shares delivered on a quarterly basis. The policy also provides that, during the Company’s first fiscal quarter, each non-employee director will be granted RSUs under the 2021 Equity Incentive Plan covering shares with a value equal to $100,000 (the “Annual Award”). The Annual Award will vest ratably over one year following the grant date, subject to continued service on each applicable vesting date, and will be settled and shares delivered on a quarterly basis. A non-employee director will not receive an Initial Award and an Annual Award during the same calendar year.

Each non-employee director will receive annual cash compensation of $75,000 for service on the Board, and additional cash compensation for the chairperson of the Board, the lead independent director and the chairperson of each committee as set forth below. All cash payments will be made quarterly in arrears and will be pro-rated for any partial quarters of service.

a.Chairperson of the Board: $30,000
b.Lead Independent Director: $25,000
c.Audit Committee Chair: $15,000
d.Compensation Committee Chair: $10,000
e.Nominating and ESG Committee Chair: $10,000

Each non-employee director may make an annual election to receive their annual cash retainer in RSUs, which will vest quarterly over the course of one year following the grant date, subject to continued service on each applicable vesting date.

The policy will also be subject to limits set forth in the 2021 Equity Incentive Plan, which provides that no non-employee director may receive awards under the 2021 Equity Incentive Plan with an aggregate fair value on the grant date that, when combined with cash compensation received for service as a non-employee director, exceeds $750,000 in a calendar year.

The Company will review director compensation periodically to ensure that director compensation remains competitive such that the Company are able to recruit and retain qualified directors.

The Board also adopted Stock Ownership Guidelines that require each member of the Board to achieve stock ownership with a value equal to five times his or her annual cash compensation within five years.
Item 7.01 Regulation FD Disclosure.

On December 9, 2021, the Company issued a press release announcing the management team changes described above. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in Item 7.01 of this Current Report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
104	Inline XBRL for the cover page of this Current Report on Form 8-K.
99.1	Press Release dated December 9, 2021 entitled “Proterra Announces Leadership Succession Plan”

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2021

PROTERRA INC

By:	/s/ John J. Allen
John J. Allen
Chief Executive Officer